Exhibit 10(f)18

                             SECOND AMENDMENT TO THE
                          EMPLOYEES' RETIREMENT PLAN OF
                       SAVANNAH ELECTRIC AND POWER COMPANY

         WHEREAS, the Board of Directors of Savannah Electric and Power Company (the "Company") heretofore adopted the amendment and restatement of the Employees Retirement Plan of Savannah Electric and Power Company (the "Plan") effective January 1, 1989 in order to comply with the Internal Revenue Code of 1986, as amended, (the "Code") and to make other technical and clarifying changes; and

         WHEREAS, the Company wishes to amend the Plan to comply with certain additional requirements imposed by the Internal Revenue Service and to make certain other technical and miscellaneous corrections; and

         WHEREAS, the Company is authorized pursuant to Article 13 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, effective January 1, 1989, unless otherwise indicated, the Company hereby amends the Plan as follows:

                                       I.

         Section 7.07(b)(iii) should be deleted in its entirety and replaced with the following:

                  If the Member continues in service as an Employee after his Normal Retirement Date and the notice of his election is received by the Retirement Committee prior to his Normal Retirement Date, the election shall become effective on his Normal Retirement Date, or if the notice of the election is received by the Retirement Committee after the Member's Normal Retirement Date, the election shall become effective on the date it is received by the Retirement Committee. In the event of the death of a Member in service as an Employee on or after his Normal Retirement Date and after his election has become effective, payments of the benefit under the option shall commence on the first day of the month next following the month of death if the contingent annuitant designated under the option is then living; or, upon the retirement of such a Member, the amount under the option shall be payable to the Member, but no payments shall commence or accrue to him until the date of retirement.

                                       II.

         Article 7.08 should be deleted in its entirety and replaced by the following:

         7.08     Cash-Out of Annuity Benefits

                  Although Allowances shall normally be payable in monthly installments, a lump sum payment of Equivalent Actuarial Value shall be made in lieu thereof if the present value of a Member's Allowance upon termination of employment is less than $3,500, or effective September 1, 1996 less than or equal to $3,500. The Equivalent Actuarial Value shall be determined by using an interest rate assumption equal to the interest rate used by the Pension Benefit Guaranty Corporation for valuing a lump sum distribution for single employer plans that terminate on the first day of the Computation Year in which the Annuity Starting Date occurs. In determining the amount of a lump sum payable prior to a Member's Normal Retirement Date, Equivalent Actuarial Value shall be calculated as a benefit which would otherwise have been provided commencing at the Member's Normal Retirement Date, or, if larger, the benefit payable at the earliest possible commencement date, but in no event earlier than the date as of which the lump sum is paid. The lump sum payment shall be made as soon as practicable on or after the date the Member terminates employment. Notwithstanding the foregoing, if the present value of the Member's vested Allowance is zero, the Member shall be deemed to have received a distribution of such Member's Accrued Benefit.

                                      III.

         Article 17 should be deleted in its entirety and replaced by the following:

                                   ARTICLE 17

                            Retiree Medical Benefits

                  17.01 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

                  (a) "Pensioned Employee" means effective September 15, 1993, a Member who retires and is receiving a distribution from the Plan pursuant to Sections 5.01 and 5.02 or a retired Member who is entitled to receive a distribution from the Plan pursuant to Sections 5.01 or
         5.02 after retirement will be eligible for reimbursement or payment of covered medical expenses, as hereinafter described, provided the Member
         (1) was covered by the Georgia Power Company Medical Benefits Plan immediately before retirement; (2) is not eligible as a spouse or dependent or otherwise for coverage under the Georgia Power Company Medical Benefits Plan; and (3) continues to satisfy the eligibility requirements applicable to retired employees as set forth in the provisions of the Georgia Power Company Medical Benefits Plan, which is attached hereto as Exhibit A and incorporated herein by reference and may be changed in accordance with the terms of the Georgia Power Company Medical Benefits Plan. Notwithstanding the foregoing, a former employee who was a key employee pursuant to Section 15.02(g) on the date of his retirement shall not be eligible to receive any benefits under this Article 17.

                  (b) "Dependents" means the spouses and dependents of retired Members who are eligible for reimbursement or payment of covered medical expenses pursuant to paragraph (a) and who were covered under the Georgia Power Company Medical Benefits Plan immediately prior to the Member's retirement are also eligible for reimbursement or payment of covered medical expenses to the extent, if any, provided in the Georgia Power Company Medical Benefits Plan, a copy of which is attached as Exhibit A. Notwithstanding the foregoing, a spouse or dependent who is eligible for coverage under the "active employee" portion of the Georgia Power Company Medical Benefits Plan shall not be eligible for reimbursement of medical expenses or payment of premiums hereunder.

                  (c) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs (1) through (6) below.

                         (1) No  more  than 1  transfer  per  Plan  Year  may be
                    treated as a Qualified Transfer.

                           (2) The amount of Excess Pension Assets which may be
                  transferred in a Qualified Transfer shall not exceed a reasonable estimate of the amount the Company will pay (directly or through reimbursement) out of the Health Benefits Accounts for Qualified Current Retiree Health Liabilities during the Plan Year of the transfer.

                           (3) (A) Any assets transferred to a Health Benefits
                  Account in a Qualified Transfer (and any income allocated thereto) shall only be used to pay Qualified Current Retiree Health Liabilities (whether directly or through reimbursement).

                                    (B) Any assets transferred to a Health
                           Benefits Account in a Qualified Transfer (and any income allocable thereto) which are not used as provided in Section 17.01(c)(3)(A) above shall be transferred from the Health Benefits Account back to the Plan.

                                    (C) For purposes of this Section
                           17.01(c)(3), any amount transferred from a Health Benefits Account shall be treated as paid first out of the assets and income described in Section 17.01(c)(3)(A) above.

                           (4) The Accrued Retirement Income of any Pensioned
                  Employee or Dependent under the Plan shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before the Qualified Transfer (or in the case of a Pensioned Employee who terminated service during the 1-year period ending on the date of the Qualified Transfer, immediately before such termination).

                           (5) Effective for Qualified Transfers occurring on or
                  before December 8, 1994, the Applicable Company Cost for each Plan Year during the Cost Maintenance Period shall not be less than the higher of the Applicable Company Cost for each of the two Plan Years immediately preceding the Plan Year of the Qualified Transfer. Effective for Qualified Transfers occurring after December 8, 1994, the medical benefits plan set forth in Exhibit A shall provide that the Applicable Health Benefits provided by the Company during each Plan Year during the Benefit Maintenance Period shall be substantially the same as the Applicable Health Benefits provided by the Company during the Plan Year immediately preceding the Plan Year of the Qualified Transfer. Notwithstanding any other provision to the contrary in this Section 17.01(c)(5), the Company may elect at any time during the Plan Year to have this Section 17.01(c)(5) applied separately with respect to Pensioned Employees eligible for benefits under Title XVIII of the Social Security Act and with respect to Pensioned Employees which are not so eligible.

                           (6) For purposes of this Section 17.01(c), the
                  following words and phraseology shall have the following meanings unless a different meaning is plainly required by the context:

                                    (A) "Applicable Company Cost" means, with
                           respect to any Plan Year, the amount determined by dividing

                                            (i) the Qualified Current Retiree
                                    Health Liabilities of the Company for such Plan Year determined (I) without regard to any reduction under Section 17.01(c)(6)(G), and (II) in the case of a Plan Year in which there was no Qualified Transfer in the same manner as if there had been such a transfer at the end of the Plan Year, by

                                            (ii) the number of individuals to
                                    whom coverage for Applicable Health Benefits was provided during such Plan Year.

                                    (B) "Applicable Health Benefits" means
                           health benefits or coverage which are provided to Pensioned Employees who immediately before the Qualified Transfer are eligible to receive such benefits and their Dependents.

                                    (C) "Benefit Maintenance Period" means the
                           period of five (5) Plan Years beginning with the Plan Year in which the Qualified Transfers occurs.

                                    (D) "Cost Maintenance Period" means the
                           period of five (5) Plan Years beginning with the taxable year in which the Qualified Transfer occurs. If a Plan Year is in two (2) or more overlapping Cost Maintenance periods, this Section 17.01(c)(6)(D) shall be applied by taking into account the highest Applicable Company Cost required to be provided under
                           Section 17.01(c)(6)(A) for such Plan Year.

                                   (E) "Excess Pension  Assets" means the
                           excess,  if any, of

                                            (i) the amount determined under Code
                                    Section 412(c)(7)(A)(ii), over

                                            (ii) the greater of: (I) the amount
                                    determined under Code Section
                                    412(c)(7)(A)(i), or (II) 125 percent of
                                    current liability (as defined in Code
                                    Section 412(c)(7)(B)).

                                            The determination under this
                                    paragraph shall be made as of the most
                                    recent valuation date of the Plan preceding the Qualified Transfer.

                                    (F) "Health Benefits Account" means an
                           account established and maintained under Code Section 401(h).

                                    (G) "Qualified Current Retiree Health
                           Liabilities" means, with respect to any Plan Year, the aggregate amounts, including administrative expenses, which would have been allowable as a deduction to the Company for payment of Applicable Health Benefits provided during the Plan Year assuming such Applicable Health Benefits were provided directly by the Company and the Company used the cash receipts and disbursements method of accounting. For purposes of the preceding sentence, the rule of Code Section 419(c)(3)(B) shall apply.

                                    Effective for Qualified Transfers occurring
                           on or before December 8, 1994, the amount determined in the paragraph above shall be reduced by any amount previously contributed to a Health Benefits Account or welfare benefit fund, as defined in Code Section 419(e)(1), to pay for the Qualified Current Retiree Health Liabilities. Effective for Qualified Transfers occurring after December 8, 1994, the amount determined under the preceding paragraph shall be reduced by the amount which bears the same ratio to such amount as the value (as of the close of the Plan Year preceding the year of the Qualified Transfer) of the assets in all Health Benefits Accounts or welfare benefit funds, as defined in Code Section 419(e)(1), set aside to pay the Qualified Current Retiree Health Liability, bears to the present value of the Qualified Current Retiree Health Liabilities for all Plan Years determined without regard to this paragraph.

                  17.03 Medical benefits. Medical benefits under the Plan shall be provided through the Georgia Power Company Medical Benefits Plan by the payment of premiums thereunder, or through reimbursement to the Company for its payment to Pensioned Employees or their Dependents of medical expenses in accordance with the terms and conditions of the Georgia Power Company Medical Benefits Plan attached hereto as Exhibit
         A. Medical benefits shall be provided under the Plan only to the extent there are sufficient funds to provide such benefits. In no event shall any benefits be paid under the Plan to the extent the same benefits are payable under any other plan, program or arrangement of the Company. The Retirement Committee may establish claims procedures and administrative rules relating to the provision of medical benefits hereunder to the extent that the claims procedures and administrative rules under the applicable group medical plan do not apply.

                  17.04    Termination of coverage.

                    (a) Coverage of any Pensioned Employee shall cease as follows:

                         (1)  when  Article  17  is  amended,   terminated,   or
                    discontinued in accordance with its terms; or

                         (2) when the Pensioned  Employee fails to make when due
                    any required contribution; or

                         (3) as otherwise provided in Exhibit A.

                    (b) Coverage of any Dependent shall cease as follows:

                         (1)  when  Article  17  is  amended,   terminated,   or
                    discontinued in accordance with its terms; or

                         (2) when the Pensioned  Employee fails to make when due
                    any required contribution; or

                         (3) as otherwise provided in Exhibit A.

               17.06 Contributions or Qualified Transfers to fund medical benefits.

                  (a) Any contributions which the Company deems necessary to provide the medical benefits under Article 17 will be made from time to time by or on behalf of the Company, and contributions shall be required of the Pensioned Employees to the Company's medical benefit plan in amounts determined in the sole discretion of the Company from time to time. All Company contributions shall be made to the Trustee under the Trust Agreement provided for in Article 10 and shall be allocated to a separate account maintained solely to fund the medical benefits provided under this Article 17. The Company shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this Article 17. In the event that a Pensioned Employee's interest in an account, or his Dependents', maintained pursuant to this Article 17 is forfeited prior to termination of the Plan, the forfeited amount shall be applied as soon as possible to reduce Company contributions made under this Article 17. In no event at any time prior to the satisfaction of all liabilities under this Article 17 shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this Article 17.

                  The amount of contributions to be made by or on behalf of the Company for any Plan Year, if any, shall be reasonable and ascertainable and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article 17, the funding medium, and any other applicable considerations. However, the Company is under no obligation to make any contributions under Article 17 after Article 17 is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

                  The medical benefits provided under this Article 17, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

                  Anything in this Plan to the contrary notwithstanding, the aggregate amount of the actual contributions made pursuant to this
         Article 17 may not exceed 25% of the total actual contributions to the Plan for all benefits under the Plan (exclusive of contributions that may be made to fund past service credits) on and after September 15, 1993.

                  (b) Effective September 15, 1993, the Company shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income under the Plan to the Health Benefits Accounts to fund medical benefits under this Article 17.

                  17.07 Pensioned Employee contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Company promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because a Dependent has become ineligible for coverage under this Article 17. No person shall become covered under this Article 17 for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article 17 shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Company within ninety (90) days from the date coverage terminates with respect to such ineligible person.

                  17.08 Amendment of Article 17. The Company reserves the right, through action of its Board of Directors, to amend Article 17 (including Exhibit A) pursuant to Article 13 or the Trust without the consent of any Pensioned Employee, or his Dependents, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Dependent prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article 17, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Company makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Company shall not confer upon any Pensioned Employee or Dependents any right to continued benefits under this Article 17.

                  17.09 Termination of Article 17. Although it is the intention of the Company that this Article shall be continued and the contribution shall be made regularly thereto each year, the Company, by action of its Board of Directors pursuant to Article 13, may terminate this Article 17 or permanently discontinue contributions at any time in its sole discretion. This Article 17, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Company makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Company shall not confer upon any Pensioned Employee or his Dependents any right to continued benefits under this Article 17.

                  17.10 Reversion of assets upon termination. Upon the termination of this Article 17 and the satisfaction of all liabilities under this Article 17, all remaining assets in the separate account described in this Article 17 shall be returned to the Company.

         IN WITNESS WHEREOF, Savannah Electric and Power Company through its duly authorized officers, has adopted this Second Amendment to the Employees' Retirement Plan of Savannah Electric and Power Company this ____ day of _________________, 1996, to be effective as stated herein.


                                        SAVANNAH ELECTRIC AND POWER
                                        COMPANY

                                        By: ____________________________

                                        Title:__________________________


ATTEST:

By:  ___________________________

Title:__________________________

         [CORPORATE SEAL]

                             THIRD AMENDMENT TO THE
                          EMPLOYEES RETIREMENT PLAN OF
                       SAVANNAH ELECTRIC AND POWER COMPANY


         WHEREAS, the Board of Directors of Savannah Electric and Power Company (the "Company") heretofore adopted the amendment and restatement of the Employees' Retirement Plan of Savannah Electric and Power Company, effective January 1, 1989 (the "Plan"); and

         WHEREAS, the Company wishes to amend the Plan to make a technical change in how average annual compensation is determined for a member who does not receive compensation for any given month; and

         WHEREAS, the Company desires to amend the Plan to add an additional monthly amount to the allowance of members who retired prior to January 1, 1994; and

         WHEREAS, the Company is authorized pursuant to Article 13 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, the Company hereby amends the Plan as follows:

                                       I.

         Section 5.01(d) should be amended by inserting at the end thereof the following new paragraph:

                  Effective January 1, 1994, for purposes of determining a Member's average annual Compensation under this paragraph (d), the determination of the 36 highest consecutive months within the 120 months preceding retirement shall only include those months in which the Member receives Compensation.

                                       II.

         Section 5.06 should be deleted in its entirety and replaced with the following:

         5.06     Additional Monthly Benefit

         (a) In addition to other benefits provided in this Article 5, the following monthly benefits are payable as a life annuity to eligible Members as defined in Paragraph (b) or (c) below, as applicable.

         The "additional monthly amount" is calculated as (i) a percentage of the Member's first $300 of monthly Allowance set forth below, multiplied by (ii) the number of years the Member was retired (A) prior to January 1, 1990, and (B) prior to January 1, 1995 but after January 1, 1990, as applicable. In any event, for both the additional monthly amount effective June 1, 1991 and June 1, 1996, the minimum additional monthly amount to be added to a Member's Allowance shall equal $25.00 per month.

         Effective June 1, 1991, the percentage increases and the years of retirement for which they are applicable are as follows:

Years of Retirement                              Percentage Increase
  as of 1/1/90                                   for All Prior Years

Less than 5                                             3.75%
 5 to 10                                                4.0%
10 to 15                                                4.5%
15 or more                                              5.0%

Effective June 1, 1 996, the percentage increases and the years of retirement for which they are applicable are as follows:

                                                  Percentage Increase
Years of Retirement                                 for Each Year of
as of 1/1/95                                     Retirement Since 1/1/90

Less than 5                                              3.5%
5 to 9                                                   4.0%
10 to 14                                                 4.5%
15 or more                                               5.0%



         (b) Members eligible for the additional monthly amount made effective as of June 1, 1991 are those retired Members who retired directly from active status on or before June 1, 1991.

         (c) Members eligible for the additional monthly amount made effective June 1, 1996 are those Members who retired directly from active status before January 1, 1994.

         (d) If an adjustment of retirement Allowance for Social Security benefits option was elected pursuant to Section 5.04, the additional monthly benefit shall be calculated based on the Allowance before such adjustment.


          (e) Upon the death of a Member eligible for an additional monthly amount, such amount shall be paid to the Member's Spouse regardless of the method of distribution elected by a Member. With regard to the additional monthly amount made effective June 1, 1996, it shall be determined (i) based on the Allowance being paid as of June 1, 1996, or (ii) if no allowance is being paid but the Member's Spouse is receiving an additional monthly amount in accordance with the preceding sentence, based on the amount such Spouse is receiving as of June 1, 1996.

         IN WITNESS WHEREOF, Savannah Electric and Power Company through its duly authorized officer, has adopted this Third Amendment to the Employees' Retirement Plan of Savannah Electric and Power Company this 16th day of July, 1996, to be effective as stated herein.


                                          SAVANNAH ELECTRIC AND POWER COMPANY


                                          By:

                                          Title:

ATTEST:

By:

Title:




[CORPORATE SEAL]